Exhibit 21.1
For the purpose of this filing, information is organized under the headings of CMS Energy Corporation (Tier 1), CMS Capital, L.L.C. (Tier 2), NorthStar Clean Energy Company, formerly known as CMS Enterprises Company (Tier 2), CMS Treasury Services, LLC (Tier 2), and Consumers Energy Company (Tier 2). As set forth in detail below, CMS Energy Corporation is the parent company of CMS Capital, L.L.C., NorthStar Clean Energy Company, CMS Treasury Services, LLC, and Consumers Energy Company. All ownership interests are 100 percent unless indicated parenthetically to the contrary and are accurate as of December 31, 2023.

NAME of COMPANY	JURISDICTION of ORGANIZATION
01 CMS ENERGY CORPORATION	Michigan
02 CMS Capital, L.L.C.	Michigan
03 CMS Land Company	Michigan

02 NorthStar Clean Energy Company	Michigan
03 Dearborn Industrial Energy, L.L.C.	Michigan
04 Dearborn Industrial Generation, L.L.C.	Michigan
03 CMS Energy Resource Management Company	Michigan
04 CMS ERM Michigan LLC	Michigan
03 CMS Enterprises Sustainable Energy, LLC	Michigan
04 NorthStar Onsite, LLC	Delaware
04 Grand River Solar, LLC	Michigan
05 Branch Solar, LLC	Delaware
05 Lake Iris Solar, LLC	Delaware
05 Delta Solar Equity Holdings, LLC	Delaware
06 Delta Solar Power I, LLC	Michigan
06 Delta Solar Power II, LLC	Michigan
05 Flambeau Solar Partners, LLC	Delaware
05 Hart Solar Holdings II, LLC	Delaware
06 Hart Solar Holdings I, LLC	Delaware
07 Hart Solar Partners, LLC	Delaware
05 Newport Solar Equity Holdings, LLC	Delaware
06 Newport Solar Holdings II, LLC (99%)	Delaware
07 Newport Solar Holdings I, LLC	Delaware
06 Newport Solar Holdings III, LLC	Delaware
07 Newport Solar, LLC	Delaware
06 Newport Solar Holdings IV, Inc.	Delaware
07 Newport Solar Holdings II, LLC (1%)	Delaware
05 Genesee Solar Energy, LLC	Delaware
05 Hercules Solar, LLC	Delaware
05 Diamond Solar, LLC	Missouri
04 Grand River Wind, LLC	Michigan
05 NWO Wind Equity Holdings, LLC	Delaware
06 NWO Holdco I, LLC	Delaware
07 NWO Holdco, L.L.C.	Delaware
08 Northwest Ohio Wind, LLC	Ohio
09 Northwest Ohio IA, LLC (97%)	Delaware
05 Northwest Ohio Solar, LLC	Delaware

NAME of COMPANY	JURISDICTION of ORGANIZATION
06 Northwest Ohio IA, LLC (3%)	Delaware
05 Aviator Wind Equity Holdings, LLC (51%)	Delaware
06 AW Holdings III, LLC	Delaware
07 AW Holdings II, LLC	Delaware
08 AW Holdings I, LLC	Delaware
09 Aviator Wind Holdings, LLC	Delaware
10 Aviator Wind, LLC	Delaware
03 CMS Gas Transmission Company	Michigan
04 CMS International Ventures, L.L.C. (37.01%) (See Exhibit A for list of subsidiaries)	Michigan
03 CMS International Ventures, L.L.C. (61.49%) (See Exhibit A for list of subsidiaries)	Michigan
03 HYDRA‑CO Enterprises, Inc. (See Exhibit B for list of subsidiaries)	New York

02 CMS Treasury Services, LLC	Michigan

02 Consumers Energy Company	Michigan
Conducts business under the following assumed names:
Consumers Business Energy Services
Consumers Energy
Consumers Energy Business Services
Consumers Energy Consultants
Consumers Energy Contractor Network
Consumers Energy Dealer Network
Consumers Energy Finance
Consumers Energy Fitness Audits
Consumers Energy Group
Consumers Energy HouseCall
Consumers Energy HouseCall Services
Consumers Energy Management
Consumers Energy Resources
Consumers Energy Security Services
Consumers Energy Services
Consumers Energy Systems
Consumers Energy Traders
Consumers Power
Consumers Power Company
Laboratory Commercial Services
Laboratory Services
Michigan Gas Storage
Michigan Gas Storage Company
Technical Training Centers
Zeeland Power Company

NAME of COMPANY	JURISDICTION of ORGANIZATION
03 CMS Engineering Co.	Michigan
03 Consumers 2014 Securitization Funding LLC	Delaware
03 Consumers Campus Holdings, LLC	Michigan
03 Consumers Receivables Funding II, LLC	Delaware
03 ES Services Company	Michigan
03 Consumers 2023 Securitization Funding LLC	Delaware

Exhibit A

Subsidiaries of CMS International Ventures, L.L.C. (98.5%)

NAME of COMPANY	JURISDICTION of ORGANIZATION
04 CMS Electric & Gas, L.L.C.	Michigan
05 CMS Venezuela, S.A.	Venezuela
05 ENELMAR S.A.	Venezuela

Exhibit B

Subsidiaries of HYDRA‑CO Enterprises, Inc.

NAME of COMPANY	JURISDICTION of ORGANIZATION
04 CMS Generation Filer City, Inc.	Michigan
05 T.E.S. Filer City Station Limited Partnership (50%)	Michigan
04 CMS Generation Filer City Operating LLC	Michigan
04 CMS Generation Genesee Company	Michigan
05 Genesee Power Station Limited Partnership (1% GP)	Delaware
04 CMS Generation Grayling Company	Michigan
05 Grayling Generating Station Limited Partnership (1% GP)	Michigan
06 AJD Forest Products Limited Partnership (49.5% LP)	Michigan
06 GGS Holdings Company	Michigan
07 AJD Forest Products Limited Partnership (0.5% GP)	Michigan
05 Grayling Partners Land Development, L.L.C. (1%)	Michigan
04 CMS Generation Grayling Holdings Company	Michigan
05 Grayling Generating Station Limited Partnership (49% LP)	Michigan
06 AJD Forest Products Limited Partnership (49.5%LP)	Michigan
06 GGS Holdings Company	Michigan
07 AJD Forest Products Limited Partnership (0.5% GP)	Michigan
05 Grayling Partners Land Development, L.L.C. (49%)	Michigan
04 CMS Generation Holdings Company	Michigan
05 Genesee Power Station Limited Partnership (48.75% LP)	Delaware
05 GPS Newco, L.L.C. (50%)	Kansas
06 Genesee Power Station Limited Partnership (0.5% LP)	Delaware
04 CMS Generation Michigan Power L.L.C.	Michigan
04 CMS Generation Operating Company II, Inc.	New York
04 CMS Generation Operating LLC	Michigan
04 CMS Generation Recycling Company	Michigan
05 Mid-Michigan Recycling, L.C. (50%)	Michigan
04 Craven County Wood Energy Limited Partnership (44.99% LP)	Delaware
04 Dearborn Generation Operating, L.L.C.	Michigan
04 HCE-Biopower, Inc.	New York
05 IPP Investment Partnership (51%)
06 Craven County Wood Energy Limited Partnership (0.01% LP)	Delaware
04 IPP Investment Partnership (49%)
05 Craven County Wood Energy Limited Partnership (0.01% LP)	Delaware
04 New Bern Energy Recovery, Inc.	Delaware
05 Craven County Wood Energy Limited Partnership (5% GP)	Delaware